Filed pursuant to Rule 497(e)
Registration Nos. 333-56018; 811-10303

Supplement dated September 1, 2020
to the

Buffalo International Fund (the “Fund”)
Prospectus and Statement of Additional Information (“SAI”)
dated July 29, 2020, as supplemented

This supplement amends the Prospectus and SAI of the Buffalo International Fund dated July 29, 2020.

Effective September 1, 2020, Mr. William Kornitzer, a Portfolio Manager for the Fund has resigned from Kornitzer Capital Management, Inc. Accordingly, all references to Mr. Kornitzer as a Portfolio Manager in the Fund’s Prospectus and SAI are hereby removed. Ms. Nicole Kornitzer continues to serve as Portfolio Manager of the Fund.

Please retain this Supplement with your Prospectus and SAI for reference.